EXHIBIT 10.91

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Supplemental Agreement No. 26

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of December 30, 2020 (Supplemental Agreement No. 26) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;

WHEREAS, Boeing and Customer desire to [*].

[*]

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*];

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*];

WHEREAS, [*];

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*];

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

HAZ-PA-03791	1	SA-26

BOEING PROPRIETARY

1.TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 26.

2.	TABLES.

2.1Table 1A is deleted in its entirety and is replaced by a revised Table 1A, provided hereto as Enclosure 2, which is incorporated into the Purchase Agreement by this reference. This new Table 1A reflects [*].

2.2Table 1B is deleted in its entirety and is replaced by a revised Table 1B, provided hereto as Enclosure 3, which is incorporated into the Purchase Agreement by this reference. This new Table 1B reflects [*].

2.3Table 1C is deleted in its entirety and is replaced by a revised Table 1C, provided hereto as Enclosure 4, which is incorporated into the Purchase Agreement by this reference. This new Table 1C reflects [*].

2.4Table 1D is deleted in its entirety and is replaced by a revised Table 1D, provided hereto as Enclosure 5, which is incorporated into the Purchase Agreement by this reference. This new Table 1D reflects [*].

3.EXHIBITS.

3.1Exhibit A23, HAZ/[*] 737-9 Aircraft Configuration [*], provided as Enclosure 6 to this Supplemental Agreement No. 26, in incorporated into the Purchase Agreement.  This Exhibit A23 defines the configuration for the 737-9 Aircraft to be leased to [*] in Table 1B.

4.LETTER AGREEMENTS.

4.1Letter Agreement HAZ-PA-03791-LA-2003489, entitled [*] provided hereto as Enclosure 7, is incorporated into the Purchase Agreement by this reference.

5.[*]

6.MISCELLANEOUS.

6.1All terms used but not defined in this Supplemental Agreement No. 26 will have the same meaning as such terms have in the Purchase Agreement.

6.2This Supplemental Agreement No. 26 will become effective upon execution and receipt by both parties of this Supplemental Agreement No. 26. The terms of this Supplemental Agreement No. 26 will expire if not executed by December 30, 2020.

HAZ-PA-03791	2	SA-26

BOEING PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Sydney A. Bard	By:	/s/ Grant Levy

Its:	Attorney-In-Fact	Its:	Executive Vice President

HAZ-PA-03791	3	SA-26

BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.

Article 1.	Quantity, Model and Description	SA-4

Article 2.	Delivery Schedule

Article 3.	Price

Article 4.	Payment

Article 5.	Additional Terms

TABLES

1A	737-8 Block A Aircraft Information Table [*]	SA-26

1B	737-9 Block B Aircraft Information Table [*]	SA-26

1C	737-8 Block C Aircraft Information Table [*]	SA-26

1D	737-8 Block D Aircraft Information Table [*]	SA-26

1E	737-8 Block E Aircraft Information Table [*]	SA-14

~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~	SA-24

1G	737-8 Block G Aircraft Information Table [*]	SA-18

1H1	737-8 Block H1 Aircraft Information Table [*]	SA-18

1H2	737-8 Block H2 Aircraft Information Table [*]	SA-18

1H3	737-8 Block H3 Aircraft Information Table [*]	SA-18

1H4	737-8 Block H4 Aircraft Information Table [*]	SA-18

1H5	737-8 Block H5 Aircraft Information Table [*]	SA-25

EXHIBITS

A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16

A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16

A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16

A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16

A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16

A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19

A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

HAZ-PA-03791	i	SA-26

BOEING PROPRIETARY

HAZ-PA-03791	ii	SA-26

BOEING PROPRIETARY

Enclosure 1

A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21

A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21

A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21

A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21

A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24

A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24

A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25

A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25

A21	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25

A22	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-25

A23	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-26

B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment - Airframe and Optional Features

BFE1	BFE Variables	SA-9

CS1	Customer Support Variables

EE1	[*], Engine Warranty and Patent Indemnity

SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.

LA-1208077	AGTA Matters

LA-1208078R9	Advance Payment Matters	SA-25

LA-1208079R2	[*]	SA-18

LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate

LA-1208081	Other Matters

HAZ-PA-03791	iii	SA-26

BOEING PROPRIETARY

HAZ-PA-03791	iv	SA-26

BOEING PROPRIETARY

Enclosure 1

LA-1208082	Demonstration Flight Waiver

LA-1208083R4	[*]	SA-17

LA-1208084	Leasing Matters

LA-1208085	Liquidated Damages for Non-Excusable Delay

LA-1208086	Loading of Customer Software

LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4

LA-1208088	Performance Matters

~~LA-1208089R1~~	~~[*]~~	SA-4

LA-1208090R9	Special Matters for 737-8 and 737-9 Aircraft	SA-25

LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft

LA-1208092	[*]

LA-1208958	[*]

~~LA-1208963~~	~~[*]~~	SA-4

LA-1209052	[*]

~~LA-1300032~~	~~[*]~~	SA-4

~~LA-1400773~~	~~[*]~~	SA-4

~~LA-1401489~~	~~[*]~~	SA-4

LA-1701519	Special Matters Related to [*]	SA-10

~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~ 	SA-24

LA-1704831	Special Matters Relating to [*]	SA-14

LA-1704362	[*]	SA-15

LA-1805016	[*]	SA-18

LA-1805303	[*]	SA-18

LA-2003489	[*]	SA-26

HAZ-PA-03791	v	SA-26

BOEING PROPRIETARY

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-26	Page 1

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-26	Page 2

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	48

[*]

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-26	Page 3

Enclosure 3

Table 1B

to Purchase Agrement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194,700 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	SA-26	Page 1

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	17

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	SA-26	Page 2

Enclosure 4

Table 1C

to Purchase Agreement No. PA-03791

737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-J (1/16/2015)
Engine Model/Thrust:	CFMLEAP-1B25	25,000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Estimated Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 73166-1F.TXT	Boeing Proprietary	SA-26	Page 1

[*]	1		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	7

[*]

* Manufacturer serial number is subject to change due to production changes.

[*]

HAZ-PA-03791 73166-1F.TXT	Boeing Proprietary	SA-26	Page 2

Enclosure 5

Table 1D

to Purchase Agreement No. PA-03791

737-8 Block D [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A008-L (10/5/2015)
Engine Model/Thrust:	CFMLEAP-1B25	25000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2017	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2021	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	5

[*]

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 85773-1F.TXT	Boeing Proprietary	SA-26	Page 1

Enclosure 6

HAZ/[*] 737-9 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A23

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA23	SA-26	Page 1

BOEING PROPRIETARY

Exhibit A23

AIRCRAFT CONFIGURATION

Dated December 30, 2020

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA23	SA-26	Page 2

BOEING PROPRIETARY

Exhibit A23 to

Boeing Purchase Agreement

Customer:	HAZ - Air Lease Corporation [*]
Model:	737-9
Base Date:	[*]

[*]

PA No. 3791 SA-26 Exhibit A23 ([*] 737-9)	Boeing Proprietary	Page 1

Enclosure 7

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

HAZ-PA-03791-LA-2003489

Air Lease Corporation

2000 Avenue of the Starts, Suite 1000N

Los Angeles, California 90067

Subject:          [*]

Reference: (a)

Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to models 737-8 (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (737-8 Aircraft and 737-9 Aircraft collectively, Aircraft)

(b)	Supplemental Agreement No. 26 to the Purchase Agreement (SA-26) between Boeing and Customer

(c)	[*]

(d)	[*]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.         [*]

2.         [*]

3.         [*]

4.ASSIGNMENT.  CUSTOMER MAY NOT ASSIGN OR TRANSFER ITS RIGHTS AND OBLIGATIONS UNDER THIS LETTER AGREEMENT TO AN ASSIGNEE OR SUCCESSOR WITHOUT PRIOR WRITTEN APPROVAL OF BOEING.

5.GOVERNING LAW. THIS LETTER AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT THE CONFLICT OF LAWS PROVISIONS UNDER WASHINGTON LAW WILL NOT BE APPLIED FOR THE PURPOSE OF MAKING OTHER LAW APPLICABLE.

6.Confidentiality. Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the

BOEING PROPRIETARY	SA-26	Page 1

Enclosure 7

disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5. Customer shall be fully responsible to Boeing for compliance with such obligations.

7.         Expiration. This Letter Agreement will become effective upon execution and receipt by all parties of this Letter Agreement on or before December 30, 2020, after which date this Letter Agreement will be null and void and have no force or effect.

ACCEPTED AND AGREED TO this

Date:	December 30, 2020

THE BOEING COMPANY			AIR LEASE CORPORATION

By:	/s/ Sydney A. Bard	By:	/s/ Grant Levy

Name:	Sydney A. Bard	Name:	Grant Levy

Title:	Attorney-in-Fact	Title:	Executive Vice President

HAZ-PA-03791-LA-2003489 [*]	BOEING PROPRIETARY	SA-26	Page 2